UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

ZimVie Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41242	87-2007795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4555 Riverside Drive
Palm Beach Gardens, Florida		33410
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 342-5454

10225 Westmoor Drive, Westminster, Colorado 80021

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZIMV	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8‑K/A (“Amendment No. 1”) amends the Current Report on Form 8‑K of ZimVie Inc., a Delaware corporation (“ZimVie”), filed with the Securities and Exchange Commission on April 1, 2024 (the “Initial Form 8‑K”), which described, among other matters, the closing of ZimVie’s previously announced sale of its spine business to an affiliate of H.I.G. Capital on April 1, 2024. This Amendment No. 1 amends and supplements the Initial Form 8‑K to include certain unaudited pro forma financial information required by Item 9.01(b) of Form 8‑K in connection with the sale, which was not available for inclusion in the Initial Form 8-K but is being timely filed with this Amendment No. 1. No other amendments to the Initial Form 8‑K are being made by this Amendment No. 1.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of ZimVie, which comprises the balance sheet as of December 31, 2023, and the related notes thereto, is filed as Exhibit 99.1 hereto and is incorporated by reference herein. The unaudited pro forma condensed consolidated financial information does not include pro forma condensed consolidated statements of operations because the sale was already reflected as a component of discontinued operations within ZimVie’s financial statements for each of the three years ended December 31, 2023 included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
99.1	ZimVie Inc. Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZimVie Inc.

Date:	April 4, 2024	By:	/s/ Heather Kidwell
Name: Heather Kidwell Title: Senior Vice President, Chief Legal, Compliance and Human Resources Officer and Corporate Secretary